SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549


F O R M  8-K


Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934




Date of Report (Date of earliest event reported) January 26, 1996

           BOSTON CAPITAL TAX CREDIT FUND IV L.P.
     (Exact name of registrant as specified in its charter)


                            Delaware
         (State or other jurisdiction of incorporation)


  33-70564                           04-3208648
(Commission File Number)          (IRS Employer Identification No. )



c/o Boston Capital Partners, Inc.,
One Boston Place, Boston, Massachusetts                02108
(Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code (617) 624-8900

                                  None
 (Former name or former address, if changed since last report)






Item 5.  Other Events

    On January 26, 1996, Boston Capital Tax Credit Fund IV L.P., a Delaware limited partnership, specifically Series 24 thereof (the "Partnership"), completed various agreements relating to Edenfield Place Apartments, L.P., a Georgia limited partnership (the "Operating Partnership"), including an Amended and Restated Certificate and Agreement of Limited Partnership of the Operating Partnership dated as of January 1, 1996 (the "Operating Partnership Agreement"), pursuant to which the Partnership acquired a limited partner interest in the Operating Partnership. Capitalized terms used and not otherwise defined herein have their meanings set forth in the Operating Partnership Agreement, a copy of which is attached hereto as Exhibit (2)(a).

    The Operating Partnership owns and operates an apartment complex in Millen, Georgia which is known as Edenfield Place Apartments (the "Apartment Complex"). The Apartment Complex consists of 16 one-bedroom units and 32 two-bedroom units. The Apartment Complex is currently fully occupied.

    Rehabilitation financing in the amount of $362,910 was provided by First State Bank & Trust Company. Permanent mortgage financing in the aggregate amount of $1,326,859 (the "Mortgage Loan"), of which amount $963,949 was assumed as of September 14, 1995 by the Operating Partnership from the prior owner of the Apartment Complex, is being provided by the Rural Housing Service of the United States Department of Agriculture. The Mortgage Loan matures in June 2030. As a result of an interest credit subsidy received by the Operating Partnership from the Permanent Lender, the effective interest rate on the Mortgage Loan is 1%.

    100% of the apartment units (48 units) in the Apartment Complex are believed to qualify for the low-income housing tax credit (the "Tax Credits") under Section 42 of the Internal Revenue Code of 1986, as amended (the "Code").

    The General Partner is Rea Development Company, Inc. of Cordele, Georgia. The General Partner has previously developed 270 multi-family housing units.

    W.T. Lamb Management of Wrens, Georgia serves as the management agent for the Apartment Complex (the "Management Agent"). The Management Agent currently has 248 multi-family units under management. The Management Agent will receive a monthly fee from the Operating Partnership equal to 5% of gross revenues received during the previous month.

    The Partnership acquired its interest in the Operating Partnership directly from the Operating Partnership in consideration of an agreement to make a Capital Contribution of $333+,821 which has been or will be payable to the Operating Partnership in four (4) Installments as follows:

1. $200,292 on the latest of (i) the Admission Date, (ii) Tax Credit Set Aside, (iii) Construction Mortgage Closing, or (iv) Permanent Mortgage Commitment;

2.  $83,455 on the latest of (i) the Completion Date, (ii) Cost Certification,
(iii) State Designation or (iv) receipt of an updated title insurance policy satisfactory to the Investment Limited Partner;

3. $40,074 on the latest of (i) Breakeven Point, (ii) Permanent Mortgage Commencement, or (iii) Initial 95% Occupancy Date; and

4. $10,000 on the date on which the Partnership receives the Operating Partnership's tax return and audited financial statements for the year in which the Breakeven Point occurred.

    The total Capital Contribution of the Partnership to the Operating Partnership is based on the Operating Partnership receiving $602,129 of Tax Credits during the 10-year period commencing in 1996, of which $596,108 will be allocated to the Partnership as the Investment Limited Partner of the Operating Partnership. The Special Limited Partner of the Operating Partnership is BCTC 94, Inc., an affiliate of the Partnership.

    The Partnership believes that the Apartment Complex is adequately insured.

    Ownership interests in the Operating Partnership are as follows, subject in each case to certain priority allocations and distributions:

                   Normal            Capital        Cash
                   Operations        Transactions   Flow

General Partner       1%              60%            90%

Partnership          99%              39.999%        10%

Special Limited       0%              0.001%          0%

    The Partnership used the funds obtained from the payments of the holders of its beneficial assignee certificates to make the acquisition of its interest in the Operating Partnership.

    Boston Capital Partners, Inc. ("BCP"), an affiliate of the general partner of the Partnership, or another affiliate thereof, will receive an annual Asset Management Fee commencing in 1997 from the Operating Partnership for services in connection with the Operating Partnership's accounting matters and the preparation of tax returns and reports to the Partnership. The Asset Management Fee will be in an annual amount equal to the lesser of (i) $1,670 or (ii) one-half of one per cent (0.5%) of the Aggregate Cost of the Apartment Complex. The Asset Management Fee for each fiscal year will be payable from Cash Flow in the manner and priority set forth in Article X of the Operating Partnership Agreement. To the extent Cash Flow in any year is insufficient to pay the entire amount of the Asset Management Fee, the amount of such deficiency shall be paid directly by the General Partner to BCP as an Affiliate thereof from its own funds.

    The Operating Partnership will pay a Construction and Development Fee in the amount of $165,809 to the General Partner (or its designee) for its service in connection with the construction and development of the Apartment Complex payable $32,280 from the proceeds of the First Installment of the Investment Limited Partner's Capital Contribution, $83,455 from the proceeds of the Second Installment of the Investment Limited Partner's Capital Contribution, $40,074 from the proceeds of the Third Installment of the Investment Limited Partner's Capital Contribution and $10,000 from the proceeds of the Fourth Installment of the Investment Limited Partner's Capital Contribution. The Operating Partnership will pay to the General Partner an Annual Partnership Management Fee commencing in 1997 for its services in connection with managing the day-to-day business of the Operating Partnership in an amount equal to the lesser of (i) $1,670 per annum or (ii) the excess of
(A) one-half of one percent (0.5%) of the Aggregate Cost of the Apartment Complex over (B) the amount of the Asset Management Fee attributable to such year. The Annual Partnership Management Fee for each fiscal year will be payable from Cash Flow in the manner and priority set forth in Article X of the Operating Partnership Agreement.

Item 7.  Exhibits.

(a) and (b) There is no meaningful current or historic financial information is available at this time.

(c) Exhibits.                                                   Page

(1)(a)1  Form of Dealer-Manager Agreement between Boston
Capital Services, Inc. and the Registrant (including, as an exhibit thereto, the form of Soliciting Dealer Agreement)

(2)(a)  Amended and Restated Certificate and Agreement of
Limited Partnership of Edenfield Place Apartments, L.P.

(2)(b)  Certification and Agreement of Edenfield Place
Apartments, L.P.

(4)(a)2  Agreement of Limited Partnership of the Partnership

(16)  None

(17)  None

(21)  None

(24)  None

(25)  None

(28)  None

______________


1 Incorporated by reference to Exhibit (1) to Registration Statement No. 33-70564 on Form S-11, as filed with the Securities and Exchange Commission.

2 Incorporated by reference to Exhibit (4) to Registration Statement No. 33-99602 on Form S-11, as filed with the Securities and Exchange Commission.


SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated: March 21, 1997


BOSTON CAPITAL TAX CREDIT FUND IV L.P.


By:  Boston Capital Associates IV L.P.,
its General Partner


By:  C&M Associates, d/b/a Boston
Capital Associates, its
General Partner


By:  /s/ Herbert F. Collins
Herbert F. Collins, Partner




BOS2: 53167_1

17537/1229